SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT

Date of Report (Date of earliest event reported): October 2, 2017

AIRBORNE WIRELESS NETWORK
(Exact name of registrant as specified in its charter)

Nevada	333-179079	27-4453740
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

4115 Guardian Street, Suite C, Simi Valley, California 93063

(Address of principal executive offices and zip code)

(805) 583-4302

(registrant’s telephone number, including area code)

N/A

(Former name, address and telephone number specified on last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act (17 CFR 240.12b-2)

☒ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01 Entry into a Material Definitive Agreement.

Agreements with GS Capital Partners

Securities Purchase Agreement – GS Capital Partners, LLC. On October 2, 2017, Airborne Wireless Network, a Nevada corporation (the “Company”), entered into a Securities Purchase Agreement (the “GS Capital SPA”) with GS Capital Partners, LLC (“GS Capital”) providing for the purchase of three 8% Convertible Redeemable Notes in the aggregate principal amount of $444,000 (the “GS Capital Notes”), with the first note being in the amount of $222,000 (“Note I”), and the two back-end notes being in the amount of $110,000 each (each, a “Back-end Note”). Note I has been funded, with the Company receiving $200,000, net of an original issue discount (“OID”) of $22,000. The Back-end Notes, net of OID, will each initially be paid for with an offsetting $100,000 note issued to the Company by GS Capital (the “Collateralized Note”). The funding of the Back-end Notes may be cancelled by the Company upon 30 days’ notice prior to the date that is six-months after the issue date of the Notes.

The GS Capital SPA contains customary representations and warranties, including representations related to GS Capital’s status as an “accredited investor” and its investment purpose. The GS Capital SPA provides that the Company shall reimburse GS Capital for all expenses incurred by it in connection with the entry into the GS Capital SPA and related documents.

Pursuant to the terms of the SPA, the Company issued 66,000 shares of its common stock as additional consideration to GS Capital in connection with the agreement of GS Capital to purchase the Notes. The Company also granted registration rights to GS Capital with respect to such shares and any shares issued upon conversion of the GS Capital Notes such that if the Company files a registration statement for the issuance and sale of any of its securities (other than an amendment to the registration statement filed by the Company on August 31, 2017), then GS Capital’s shares must be included in the offering registered under that registration statement.

The GS Capital SPA also provides that the Company must use up to 33% of the proceeds of the registered offering of securities covered by the registration statement the Company filed with the Commission on Form S-1 on August 31, 2017, as amended, to prepay or retire the Notes, upon the request of GS Capital, so long as the Company receives proceeds of at least $1.5 million.

There is no material relationship between the Company or its affiliates and GS Capital other than in respect of the GS Capital SPA and the Notes. This description of the GS Capital SPA does not purport to be complete and is qualified in its entirety by reference to the terms of the SPA, which is attached hereto as Exhibit 10.1 and incorporated herein by this reference.

Promissory Notes – GS Capital Partners, LLC. The GS Capital Notes have a maturity date of October 2, 2018 and bear interest at a rate of 8% per annum. Under each Note, the Company pays accrued interest in shares of its common stock upon the receipt of notice (with or without a conversion of the principal balance) given by GS Capital at any time after six months have passed since the funding of such Note, with the number of shares to be issued determined in accordance with the conversion formula described below. In addition to the terms and conditions described above, the GS Capital Notes contain customary events of default and upon an event of default, in addition to customary remedies, the default interest rate shall be 24% and upon a breach of the obligation to issue shares upon conversion of a Note, the Company shall be required to pay penalties in the amount of $250 per day, increasing to $500 per day after the 10th day if such conversion shares are not issued. Upon the occurrence of certain events of default, the principal balance of the applicable Note will be increased by 50%, and if not paid at maturity (if not earlier converted), the principal balance of the applicable Note will be increased by 10%.

GS Capital also has the right at any time after six months have elapsed since the issue date of the GS Capital Notes to convert all or a portion of the outstanding and unpaid principal amount under the GS Capital Notes and any accrued and unpaid interest into shares of common stock of the Company, except that any Back-end Note may not be converted until full payment of the Collateralized Note has been made by GS Capital. The conversion price is the amount equal to 70% of the lowest price at which the Company’s common stock traded during the 25 days prior to the conversion date. The number of shares of common stock issuable is determined by dividing the amount outstanding to be converted by the conversion price. The conversion price is subject to adjustment upon the occurrence of certain events.

The GS Capital Notes were offered and sold in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). GS Capital also represented that it qualified as an “accredited investor” within the meaning of Rule 501 of Regulation D. This description of the GS Capital Notes does not purport to be complete and is qualified in its entirety by reference to the terms of the GS Capital Notes, which are attached hereto as Exhibits 4.1, 4.2 and 4.3 and are incorporated herein by this reference.

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Agreements with Lucas Hoppel

Securities Purchase Agreement – Lucas Hoppel. On October 3, 2017, the Company entered into a Securities Purchase Agreement (the “Hoppel SPA”) with Lucas Hoppel, an individual, providing for the purchase by Mr. Hoppel of a Promissory Note in the principal amount of $86,250 (the “Hoppel Note”), for which the Company received $75,000, net of OID, and the issuance by the Company to Mr. Hoppel of a warrant to purchase common stock (the “Warrant”). There is no material relationship between the Company or its affiliates and Mr. Hoppel other than in respect of the Hoppel SPA, the Hoppel Note and the Warrant.

This description of the Hoppel SPA does not purport to be complete and is qualified in its entirety by reference to the terms of the Hoppel SPA, which is attached hereto as Exhibit 10.2 and incorporated herein by this reference.

Promissory Note – Lucas Hoppel. The maturity date of the Hoppel Note is the earlier of April 5, 2018 and the closing of any financing consummated by the Company under an effective registration statement on Form S-1, and bears no interest. In addition to the terms and conditions described above, the Hoppel Note contains customary events of default and provides that the Company will be in default if the Company becomes late or delinquent in its reporting obligations under the Securities and Exchange Act of 1934, as amended. Upon an event of default, the outstanding balance immediately increases to 120% of the outstanding balance.

Upon an event of default, in addition to customary remedies, Mr. Hoppel also has the right at any time to convert all or a portion of the outstanding and unpaid principal amount of the Hoppel Note and any accrued and unpaid interest into shares of common stock of the Company. The conversion price is the amount equal to 70% of the lowest price at which the Company’s common stock traded during the 25 days prior to the conversion date. The number of shares of common stock issuable is determined by dividing the amount outstanding to be converted by the conversion price. The conversion price is subject to adjustment upon the occurrence of certain events. The Hoppel Note also provides that if at any time the Hoppel Note is outstanding the Company issues any security with terms more favorable to the holders of such securities than the terms of the Hoppel Note are to the holder of the Hoppel Note, then those more favorable terms will, at the option of the holder of the Hoppel Note, become part of the Hoppel Note.

The Company may prepay the Hoppel Note during the first 180 days that the Hoppel Note is outstanding, but only by paying 120% of the outstanding principal balance, if during the first 90 days the Hoppel Note is outstanding, or 130%, if during the 90 days thereafter. The Hoppel Note cannot be prepaid once it has been outstanding for more than 180 days.

The Hoppel Note was offered and sold in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

This description of the Hoppel Note does not purport to be complete and is qualified in its entirety by reference to the terms of the Hoppel Note, which is attached hereto as Exhibit 4.4 and incorporated herein by this reference.

Warrant – Lucas Hoppel. In connection with the entry into the Hoppel SPA and the issuance of the Hoppel Note, the Company issued a warrant to purchase shares of its common stock to Mr. Hoppel for no additional consideration. The Warrant entitles Mr. Hoppel to purchase 18,000 shares of the Company’s common stock at an exercise price of $1.75 per share and may also be exercised on a cashless basis if the per-share market price of the Company’s common stock is greater than the exercise price for one share of the Company’s common stock. The Warrant is immediately exercisable by the holder at any time, and from time to time, until the fifth anniversary of the issue date. The terms of the Warrant provide that the exercise price of the Warrant, and the number of shares of common stock for which the Warrant may be exercised, are subject to adjustment to account for increases or decreases in the number of outstanding shares of common stock resulting from stock splits, reverse stock splits, consolidations, combinations, reclassifications or similar events.

The Warrant, and the shares of common stock issuable upon exercise of the Warrant, were and will be, respectively, issued in a transaction exempt from registration under Section 4(a)(2) of the Securities Act, and therefore, neither the Warrant nor the shares issued upon exercise of the Warrant may be transferred except under an effective registration statement under the Securities Act or pursuant to an exemption from registration.

This description of the Warrant does not purport to be complete and is qualified in its entirety by reference to the terms of the Warrant, which is attached hereto as Exhibit 10.3 and incorporated herein by this reference.

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Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided under Item 1.01 “Entry into a Material Definitive Agreement” is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information provided under Item 1.01 “Entry into a Material Definitive Agreement” is incorporated herein by reference.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

4.1	8% Convertible Redeemable Note due October 2, 2018, issued by Airborne Wireless Network to GS Capital Partners, LLC
4.2	8% Convertible Redeemable Note due October 2, 2018 Back End Note 1, issued by Airborne Wireless Network to GS Capital Partners, LLC
4.3	8% Convertible Redeemable Note due October 2, 2018 Back End Note 2, issued by Airborne Wireless Network to GS Capital Partners, LLC
4.4	Promissory Note dated October 3, 2017, issued by Airborne Wireless Network to Lucas Hoppel
10.1	Securities Purchase Agreement, dated October 2, 2017, between Airborne Wireless Network and GS Capital Partners, LLC
10.2	Securities Purchase Agreement, dated October 3, 2017, between Airborne Wireless Network and Lucas Hoppel
10.3	Warrant to Purchase Shares of Common Stock, dated October 3, 2017, issued by Airborne Wireless Network to Lucas Hoppel

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRBORNE WIRELESS NETWORK

Date: October 6, 2017	/s/ J. Edward Daniels
J. Edward Daniels
President, Treasurer and Secretary

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